OPPENHEIMER INTERNATIONAL BOND FUND

Annual Report September 30, 1996

[PHOTO]

"We want
our money
to work
as hard
as it can."

[OPPENHEIMERFUNDS LOGO]

                                     YIELD

                             STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(3)

Class A

8.27%

Class B

7.89%

Class C

7.90%

                                BEAT THE AVERAGE

Cumulative Total Return for the
1-Year Period Ended 9/30/96:

Oppenheimer International
Bond Fund
Class A (at net asset value)(1)

18.82%

Lipper International Income Funds Average for 42 Funds for the 1-Year Period Ended 9/30/96(4)

9.27%

THIS FUND IS FOR PEOPLE WHO WANT TO TAKE ADVANTAGE OF INTERNATIONAL OPPORTUNITIES OFFERING THE POTENTIAL FOR GROWTH ALONG WITH INCOME.

HOW YOUR FUND IS MANAGED

Oppenheimer International Bond Fund seeks high total return by investing primarily in foreign debt securities. The Fund currently emphasizes investments in government debt securities issued by developed countries such as Germany and Switzerland as well as emerging market countries such as Malaysia and Brazil.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 for Class A, B and C shares were 18.82%, 17.71% and 17.92%, respectively.(1)

        Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-year period ended 9/30/96 and since inception on 6/15/95 were 13.18% and 14.40%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 6/15/95 were 12.71% and 14.79%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 6/15/95 were 16.92% and 17.75%, respectively.(2)

OUTLOOK

"Our outlook is very positive. We believe the com-ing year will offer many excellent investment opportunities in the Far East, Latin America and the core markets of Europe, such as Germany, Denmark and Norway."


                                               Ashwin Vasan, Portfolio Manager
                                                            September 30, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/95 and 6/15/95 (inception of class), after deducting the maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/95 and 6/15/95 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 6/15/95 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different returns is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.
4. Source: Lipper Analytical Services. The average is shown for comparative purposes only. Oppenheimer International Bond Fund is characterized as an international income fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer International Bond Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
International
Bond Fund


[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
International
Bond Fund


DEAR SHAREHOLDER,

Today more than ever, people are seeking investments that can offer them greater opportunities for higher income and capital appreciation. After a record six-year expansion in the U.S. stock market, many experts are now predicting that an economic slowdown is inevitable. With uncertainties surrounding the U.S. market, the idea of investing overseas is particularly attractive.

         This has been an exciting year for the international fixed-income market. We've seen the economies of emerging market countries strengthen as the pace of growth accelerated across the industrialized world. Countries that only a few short years ago were struggling with major crises--currency devaluations, large government deficits, high inflation and unemployment rates--have since taken important steps toward rebuilding their economies.

         For example, Mexico, one of the main drivers of growth in Latin America, managed to rebound from its currency problems of 1994-1995, and has since begun to expand its economy. The most recent indicator of this rebound is the stunning gain in Mexico City's bolsa over the past year.

         Today, a number of European leaders are preparing their countries' 1997 fiscal budgets and moving to align each of the economies. This move is being done primarily to meet the criteria established for a European union currency system which is scheduled to begin in 1998. These strict criteria, which are beneficial to the bond market, consist of keeping inflation under control, deficits down and GDP at sustainable levels. While some countries may be fully prepared to embrace the new system, many others have a long road ahead of them before their fiscal policies are in place.

         While investing in foreign countries does involve greater risks and expenses, such as political and economic uncertainties, currency rate fluctuations and liquidity restrictions, these investments can produce excellent returns provided they are made with long-term objectives in mind. We remain optimistic that the foreign fixed-income markets will continue to offer the potential for higher yields, as well as for capital appreciation. And we're confident that by diversifying investments throughout the world, we will be positioned to participate in any economic environment.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank your for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ JAMES C. SWAIN                                /s/ BRIDGET A. MACASKILL
-----------------------                           -----------------------------
James C. Swain                                    Bridget A. Macaskill


October 21, 1996

3  Oppenheimer International Bond Fund

ASHWIN VASAN
Portfolio Manager


Q + A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.


HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

The Fund performed very well, ending the period in the top quartile of its peer group according to Lipper Analytical Services. International Bond Fund was ranked 3rd out of 42 funds in its category for the 1-year period ended 9/30/96.(1) The Fund's success can be attributed to several key factors:
our overweight positions in emerging markets and European high yielding markets, which both performed exceptionally well over the past six months;
our ability to use the strength of the U.S. dollar to hedge European exposures; and our underweighted allocation to the Japanese government bond market over the past 12 months.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO OVER THE PAST YEAR?

While we continue to maintain an overweighted allocation to emerging markets, over the last quarter we have begun to restructure that exposure somewhat by gradually reducing the amount of foreign bonds that are U.S. dollar-denominated in the portfolio. We've made this change in favor of shorter-maturity European bonds and local currency instruments in emerging markets. However, international investments subject the Fund to greater expenses and risks, such as adverse currency fluctuations, but by diversifying investments across many countries and industries, we're able to reduce some of those risks.

        We have also been reducing our exposure to the higher-yielding European markets, specifically Italy, Spain, Sweden, and Portugal. As these markets have rallied, we've been taking profits in those investments that have done very well.(2)

WHAT AREAS ARE YOU CURRENTLY TARGETING?

Going forward, we are watching three areas very carefully. First, because interest rate movements in the U.S. generally set the pace for interest rates within foreign economies, we have been keeping a watchful eye on the U.S. market. In addition, because Canadian inflation rates tend to be closely related to those of the U.S., we have purchased some Canadian inflation index bonds.

        Second, as mentioned earlier, we've had great results in emerging markets this past year and we have modified our exposure so the Fund can continue to take advantage of the strong potential performance in this sector.

        Finally, as the dollar starts to move higher and as market conditions permit, we will begin to re-establish our Yen exposure in Japan, as we have been underweight in this market for most of 1996.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is very positive. We believe the coming year will offer many excellent investment opportunities in the Far East, Latin America and the core markets of Europe, such as Germany, Denmark and Norway. By identifying these key issues and positioning ourselves accordingly, we feel we should be able to take advantage of these opportunities as they occur.


1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer International Bond Fund is characterized by Lipper as an international income fund. Lipper does not take sales charges into consideration.
2. The Fund's portfolio is subject to change.

4  Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
===============================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--0.5%
-------------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn., Interest-Only
       Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
       12.405%--14.552%, 9/1/23 (Cost $452,041)(2)                                               $    1,631,521      $  563,640

===============================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--60.6%
-------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--7.8%
       Argentina (Republic of):
       New Money Bonds, 6.50%, 10/25/99(3)                                                              583,333         565,834
       Sr. Unsec. Unsub. Bonds, 7.625%, 7/5/99 NLG                                                    2,350,000       1,387,241
       Treasury Bills, Zero Coupon, 12.117%, 1/17/97(4) ARP                                           1,000,000         979,375
       Treasury Bills, Zero Coupon, 10.156%, 11/15/96(4) ARP                                          1,000,000         992,189
       Unsec. Unsub. Bonds, 11.50%, 8/14/01 GBP                                                       1,710,000       2,691,792
       Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
       10.625%, 8/7/06(5)                                                                               600,000         607,500
       ------------------------------------------------------------------------------------------------------------------------
       Buenos Aires (Province of):
       Bonds, 10%, 3/5/01 DEM                                                                         1,680,000       1,148,810
       Sr. Unsec. Unsub. Medium-Term Nts., 11.50%, 10/19/98                                              50,000          51,906
                                                                                                                     ----------
                                                                                                                      8,424,647

-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.8%
       New South Wales Treasury Corp. Gtd. Bonds, 12%, 12/1/01 AUD                                    3,230,000       3,042,878
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL--6.2%
       Banco Estado Minas Gerais, 8.25%, 2/10/00                                                        650,000         612,625
       ------------------------------------------------------------------------------------------------------------------------
       Banco Nacional de Desenvolvimento Economico e Social Bonds,
       9%, 3/12/01 DEM                                                                                2,130,000       1,422,313
       ------------------------------------------------------------------------------------------------------------------------
       Brazil (Federal Republic of) Nts., Banco Estado Minas Gerais,
       7.875%, 2/10/99                                                                                  850,000         809,625
       ------------------------------------------------------------------------------------------------------------------------
       Cia Energetica de Sao Paulo Gtd. Unsec. Bonds, 9.25%, 5/10/01 DEM                              1,754,000       1,179,576
       ------------------------------------------------------------------------------------------------------------------------
       Comtel Brasileira Ltd. Nts., 10.75%, 9/26/04(6)                                                  100,000         102,375
       ------------------------------------------------------------------------------------------------------------------------
       Telecomunicacoes Brasileiras SA:
       Bonds, 13%, 2/5/99 ITL                                                                     3,340,000,000       2,297,272
       Medium-Term Nts., 11.30%, 12/9/99(3)                                                             200,000         205,750
                                                                                                                     ----------
                                                                                                                      6,629,536

-------------------------------------------------------------------------------------------------------------------------------
BULGARIA--4.1%
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2.25%, 7/28/12(5)                     3,590,000       1,181,334
       Interest Arrears Bonds, 6.688%, 7/28/11(5)                                                     7,110,000       3,270,600
                                                                                                                     ----------
                                                                                                                      4,451,934

-------------------------------------------------------------------------------------------------------------------------------
CANADA--5.5%
       Canada (Government of) Real Return Debs., 4.517%, 12/1/21(3)(7) CAD                            7,810,000       5,919,042
-------------------------------------------------------------------------------------------------------------------------------
COSTA RICA--0.5%
       Central Bank of Costa Rica Interest Claim Bonds:
       Series A, 6.344%, 5/21/05(3)                                                                     386,773         373,237
       Series B, 6.344%, 5/21/05(3)                                                                     187,452         180,891
                                                                                                                     ----------
                                                                                                                        554,128

-------------------------------------------------------------------------------------------------------------------------------
DENMARK--2.2%
       Denmark (Kingdom of) Bonds:
       8%, 11/15/01 DKK                                                                               3,085,000         576,489
       8%, 3/15/06 DKK                                                                                9,810,000       1,793,982
                                                                                                                     ----------
                                                                                                                      2,370,471

-------------------------------------------------------------------------------------------------------------------------------
FINLAND--0.9%
       Finland (Republic of) Bonds, 7.25%, 4/18/06 FIM                                                4,000,000         909,942
-------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--4.5%
       United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                                 2,565,000       4,807,129


5  Oppenheimer International Bond Fund

                                                                                                 FACE              MARKET VALUE
                                                                                                 AMOUNT(1)         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.7%
       PT Hutama Karya, Zero Coupon Medium-Term Nts.:
       17.514%, 3/19/97(4) IDR                                                                   1,000,000,000     $    399,005
       17.668%, 3/26/97(4) IDR                                                                   1,000,000,000          398,019
                                                                                                                     ----------
                                                                                                                        797,024

-------------------------------------------------------------------------------------------------------------------------------
IRELAND--2.5%
       Ireland (Government of) Bonds, 9.25%, 7/11/03 IEP                                             1,445,000        2,649,750
-------------------------------------------------------------------------------------------------------------------------------
ITALY--2.8%
       Italy (Republic of):
       Sr. Unsec. Unsub. Global Bonds, 0.777%, 7/26/99(3) JPY                                      165,000,000        1,489,259
       Treasury Bonds, Buoni del Tesoro Poliennali, 10.50%, 7/15/00 ITL                          2,100,000,000        1,497,684
                                                                                                                     ----------
                                                                                                                      2,986,943

-------------------------------------------------------------------------------------------------------------------------------
JORDAN--2.3%
       Hashemite Kingdom of Jordan:
       Disc. Bonds, 6.625%, 12/23/23(3)                                                                500,000          386,250
       Interest Arrears Bonds, 6.625%, 12/23/05(3)                                                   2,335,000        2,072,313
                                                                                                                     ----------
                                                                                                                      2,458,563

-------------------------------------------------------------------------------------------------------------------------------
MEXICO--5.3%
       Banco Nacional de Comercio Exterior SNC
       International Finance BV Gtd. Nts., 8%, 8/5/03                                                  900,000          805,500
       ------------------------------------------------------------------------------------------------------------------------
       Mexican Williams Bonds, 6.631%, 11/15/08(3)                                                     500,000          435,000
       ------------------------------------------------------------------------------------------------------------------------
       United Mexican States Bonds, 10.375%, 1/29/03 DEM                                             6,460,000        4,472,508
                                                                                                                     ----------
                                                                                                                      5,713,008

-------------------------------------------------------------------------------------------------------------------------------
NORWAY--1.7%
       Norwegian Government Bonds, 9.50%, 10/31/02(8) NOK                                           10,405,000        1,842,210
-------------------------------------------------------------------------------------------------------------------------------
PANAMA--1.7%
       Panama (Republic of):
       Debs., 6.629%, 5/10/02(3)                                                                       886,154          850,709
       Interest Reduction Bonds, 3.50%, 7/17/14(9)                                                   1,500,000          943,125
                                                                                                                     ----------
                                                                                                                      1,793,834

-------------------------------------------------------------------------------------------------------------------------------
POLAND--1.3%
       Poland (Republic of) Treasury Bills, Zero Coupon:
       21.464%, 10/16/96(4) PLZ                                                                      1,000,000          353,419
       21.655%, 10/2/96(4) PLZ                                                                         570,000          202,620
       21.417%, 11/6/96(4) PLZ                                                                       1,100,000          384,600
       21.294%, 12/18/96(4) PLZ                                                                        180,000           61,592
       20.376%, 3/19/97(4) PLZ                                                                       1,250,000          408,878
                                                                                                                     ----------
                                                                                                                      1,411,109

-------------------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.5%
       Portugal (Republic of) Gtd. Bonds,
       Obrigicion do tes Medio Prazo, 11.875%, 2/23/00 PTE                                         224,000,000        1,636,403
-------------------------------------------------------------------------------------------------------------------------------
RUSSIA--1.0%
       Russia (Government of) Interest Nts., 6.547%, 12/29/49(3)(10)                                 1,600,000        1,029,500
-------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.9%
       European Bank for Reconstruction & Development
       Sr. Unsec. Medium-Term Nts., 10%, 12/20/96 CZK                                               27,050,000          997,238
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN--2.6%
       Sweden (Kingdom of) Bonds, Series 1030, 13%, 6/15/01 SEK                                     15,100,000        2,842,326
-------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--1.8%
       Venezuela (Republic of):
       Collateralized Par Bonds, Series W-A, 6.75%, 3/31/20                                            790,000          550,038
       Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(3)                             960,000          809,400
       New Money Bonds, Series A, 6.75%, 12/18/05(3)                                                   750,000          625,313
                                                                                                                     ----------
                                                                                                                      1,984,751
                                                                                                                     ----------
       Total Foreign Government Obligations (Cost $63,963,544)                                                       65,252,366

6  Oppenheimer International Bond Fund

                                                                                                 FACE              MARKET VALUE
                                                                                                 AMOUNT(1)         SEE NOTE 1
===============================================================================================================================
LOAN PARTICIPATIONS--5.9%
-------------------------------------------------------------------------------------------------------------------------------
       Algeria (Republic of) Reprofiled Debt Loan Participation, Tranche A:
       1.375%, 9/4/06(3)(11) JPY                                                                   104,400,000     $    529,616
       6.625%, 9/4/06(3)(11)                                                                         2,500,000        1,740,625
       ------------------------------------------------------------------------------------------------------------------------
       Colombia (Republic of) Concorde Loan Participation, 8.625%, 1/31/98(3)(11)                       84,000           83,160
       ------------------------------------------------------------------------------------------------------------------------
       Jamaica (Government of) 1990 Refinancing Agreement Nts.:
       Tranche A, 6.50%, 10/16/00(3)(11)                                                               219,999          212,300
       Tranche B, 6.312%, 11/15/04(3)(11)                                                            1,500,000        1,252,500
       ------------------------------------------------------------------------------------------------------------------------
       Morocco (Kingdom of) Loan Participation Agreement,
       Tranche A, 6.437%, 1/1/09(3)                                                                  2,025,000        1,592,789
       ------------------------------------------------------------------------------------------------------------------------
       Trinidad & Tobago Loan Participation Agreement:
       Tranche A, 1.772%, 9/30/00(3)(11) JPY                                                        21,600,000          172,606
       Tranche B, 1.772%, 9/30/00(3)(11) JPY                                                        89,183,523          712,667
                                                                                                                     ----------
       Total Loan Participations (Cost $5,766,456)                                                                    6,296,263

===============================================================================================================================
CORPORATE BONDS AND NOTES--12.0%
-------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--4.6%
-------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.2%
       Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06(6)                                            200,000          207,000
-------------------------------------------------------------------------------------------------------------------------------
PAPER--4.4%
       Asia Pulp & Paper International Finance Co.,
       Zero Coupon Asian Currency Nts.:
       16.559%, 5/1/97(4) IDR                                                                    1,000,000,000          390,078
       16.551%, 5/15/97(4) IDR                                                                     550,000,000          213,175
       ------------------------------------------------------------------------------------------------------------------------
       Grupo Industrial Durango SA de CV, 12.625% Nts., 8/1/03                                       1,000,000        1,066,250
       ------------------------------------------------------------------------------------------------------------------------
       Indah Kiat International Finance Co. BV, 12.50% Sr. Sec. Gtd. Nts.,
       Series C, 6/15/06                                                                             1,300,000        1,410,500
       ------------------------------------------------------------------------------------------------------------------------
       PT Inti Indorayon Utama, Zero Coupon Promissory Nts.,
       17.234%, 2/12/97(4) IDR                                                                     800,000,000          324,419
       ------------------------------------------------------------------------------------------------------------------------
       Tjiwi Kimia International Finance Co. BV, 13.25% Sr. Gtd. Nts., 8/1/01                        1,160,000        1,302,100
                                                                                                                     ----------
                                                                                                                      4,706,522

-------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--0.5%
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.1%
       TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)                                      150,000          169,875
-------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.2%
       Unilever CR spol. s.r.o., guaranteed by Unilever NV,
       Rotterdam, The Netherlands, Zero Coupon Promissory Nts.,
       11.184%, 10/11/96(4) CZK                                                                      5,600,000          207,241
-------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.2%
       PT Polysindo Eka Perkasa:
       13% Sr. Nts., 6/15/01                                                                           185,000          203,962
       Zero Coupon Promissory Nts., 19.111%, 2/28/97(4) IDR                                         50,000,000           20,054
                                                                                                                     ----------
                                                                                                                        224,016

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--3.3%
-------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--3.3%
       Banco Bamerindus do Brasil SA:
       10.50% Debs., 6/23/97                                                                           105,000          103,688
       9% Unsec. Unsub. Bonds, 10/29/98                                                                240,000          223,200
       9.258% Unsub. Nts., 12/22/97(3)                                                                 700,000          687,313
       ------------------------------------------------------------------------------------------------------------------------
       Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                                     1,150,000        1,069,500
       ------------------------------------------------------------------------------------------------------------------------
       Banco Itamarati SA:
       10.50% Medium-Term Nts., 11/29/96                                                                50,000           50,125
       11.625% Sr. Unsec. Debs., 11/23/97                                                              350,000          360,500

7  Oppenheimer International Bond Fund

                                                                                                   FACE            MARKET VALUE
                                                                                                   AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS
(CONTINUED)
       Banco Mexicano SA, 8% Sr. Unsec. Unsub.
       Exchangeable Medium-Term Nts., 11/4/98                                                      $    60,000     $     58,425
       ------------------------------------------------------------------------------------------------------------------------
       Siam City Bank Co. Ltd., Zero Coupon Debs., 11.084%, 10/31/96(4)(10) THB                      5,000,000          194,952
       ------------------------------------------------------------------------------------------------------------------------
       Siam Commercial Bank Public Ltd.,
       Zero Coupon Debs., 10.581%, 11/18/96(4)(10) THB                                              20,500,000          795,031
                                                                                                                    -----------
                                                                                                                      3,542,734
-------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.2%
-------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--0.2%
       Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07                           150,000          150,750
       ------------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc.,
       Zero Coupon Sr. Sec. Disc. Nts., 12.495%, 11/15/99(4)                                            75,000           52,500
                                                                                                                     ----------
                                                                                                                        203,250

-------------------------------------------------------------------------------------------------------------------------------
OTHER--2.4%
-------------------------------------------------------------------------------------------------------------------------------
SERVICES--2.4%
       CE Casecnan Water & Energy, Inc.:
       11.45% Sr. Nts., Series A, 11/15/05                                                             500,000          538,750
       11.95% Sr. Nts., Series B, 11/15/10                                                             200,000          217,000
       ------------------------------------------------------------------------------------------------------------------------
       Grupo Elektra SA de CV, 12.75% Sr. Nts., 5/15/01(6)                                           1,000,000        1,050,000
       ------------------------------------------------------------------------------------------------------------------------
       Sociedad Comercial del Plata SA:
       11.50% Medium-Term Nts., 5/9/00                                                                 560,000          568,750
       11.50% Medium-Term Nts., 5/9/00(11)                                                             200,000          203,000
                                                                                                                     ----------
                                                                                                                      2,577,500

-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%
-------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.1%
       Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                                 150,000          161,250
-------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.9%
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
       Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(6)                    579,160          613,730
       ------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.3%
       Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(11)(12)                                           75,000           60,563
       ------------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(12)                     400,000          248,000
                                                                                                                     ----------
                                                                                                                        308,563
                                                                                                                     ----------
       Total Corporate Bonds and Notes (Cost $12,744,033)                                                            12,921,681

                                                                                                   UNITS
===============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA Wts., Exp. 11/03(11)                                                        400            2,000
       ------------------------------------------------------------------------------------------------------------------------
       Venezuela Government Wts., Exp. 4/20                                                              3,950               --
                                                                                                                     ----------
       Total Rights, Warrants and Certificates (Cost $0)                                                                  2,000

                                                                                                   FACE
                                                                                                   AMOUNT(1)
===============================================================================================================================
STRUCTURED INSTRUMENTS--17.2%
-------------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank Girozentrale, New York Branch:
       6.28% Deutsche Mark Currency Protected Yield Curve CD, 7/25/97                              $   300,000          294,075
       14% CD Linked Nts., 12/17/96 (indexed to the cross currency rates
       of Greek Drachma and European Currency Unit)                                                    450,000          442,980

8  Oppenheimer International Bond Fund

                                                                                                    FACE           MARKET VALUE
                                                                                                    AMOUNT(1)      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS
(CONTINUED)
       Canadian Imperial Bank of Commerce, New York Branch:
       14% CD Linked Nts., 11/25/96 (indexed to the cross currency rates
       of Greek Drachma and European Currency Unit)                                                 $  800,000     $    789,920
       16.75% CD Linked Nts., 4/16/97 (indexed to the Federation GKO,
       Zero Coupon, 4/9/97)                                                                          3,000,000        2,982,000
       17% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
       Zero Coupon, 2/19/97)                                                                           750,000          747,000
       17% CD Linked Nts., 4/2/97 (indexed to the Russian Federation GKO,
       Zero Coupon, 3/26/97)                                                                           500,000          497,000
       17.30% CD Linked Nts., 2/26/97 (indexed to the Federation GKO,
       Zero Coupon, 2/19/97)                                                                         1,200,000        1,195,200
       ------------------------------------------------------------------------------------------------------------------------
       Internationale Nederlanden Bank NV, Prague Branch,
       Zero Coupon Promissory Nts., 10.516%, 4/28/97(4) CZK                                          6,150,000          214,896
       ------------------------------------------------------------------------------------------------------------------------
       Internationale Nederlanden (U.S.) Capital Holdings Corp.:
       Zero Coupon Chilean Peso Linked Nts., 11.122%, 12/11/96(4)                                      980,000          952,756
       Zero Coupon Chilean Peso Linked Nts., 11.813%, 6/23/97(4)                                       600,000          544,860
       Zero Coupon Chilean Peso Linked Nts., 11.741%, 6/24/97(4)                                       600,000          544,680
       Zero Coupon Czech Crown Linked Nts., 11.911%, 6/26/97(4)                                        600,000          563,220
       Zero Coupon Indian Rupee Linked Nts., 15.675%, 12/20/96(4)                                    1,000,000          965,100
       ------------------------------------------------------------------------------------------------------------------------
       Morgan Guaranty Trust Co. of New York, Nassau Branch,
       Zero Coupon Indian Rupee Currency Linked Nts., 17.392%, 11/27/96(4)                             900,000          881,479
       ------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.:
       12.384%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         200,000          194,420
       12.38%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         200,000          194,420
       12.638%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         120,000          116,652
       12.886%, 1/3/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 1/2/97)(4)                                                                         100,000           97,210
       9.896%, 5/2/97 (indexed to the Brazilian National Treasury Nts.,
       Zero Coupon, 5/3/97)(4)                                                                         450,000          421,515
       ------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Chilean Peso
       Indexed Enhanced Access Nts.:
       11.792%, 12/11/96(4)                                                                          1,000,000          974,200
       12.145%, 12/11/96(4)                                                                          1,000,000          974,000
       11.406%, 12/13/96(4)                                                                          1,000,000          969,800
       11.381%, 12/20/96(4)                                                                          1,000,000          972,000
       ------------------------------------------------------------------------------------------------------------------------
       Swiss Bank Corp., New York Branch, 6.05% CD Linked Nts.,
       6/20/97 (indexed to the closing Nikkei 225 Index on 1/23/97,
       5 yr. & 3 mos. Japanese Yen Swap rate & New Zealand Dollar)                                     400,000          395,940
       ------------------------------------------------------------------------------------------------------------------------
       United Mexican States Linked Nts., 11/27/96 (indexed to the greater
       of Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)                                  1,300,000        1,583,292
                                                                                                                    -----------
       Total Structured Instruments (Cost $18,469,070)                                                               18,508,615

9  Oppenheimer International Bond Fund

                                                                                                                  MARKET VALUE
                                                                        DATE        STRIKE          CONTRACTS     SEE NOTE 1
==============================================================================================================================
PUT OPTIONS PURCHASED--0.2%
------------------------------------------------------------------------------------------------------------------------------
       Bulgaria (Republic of):
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                               10/96       $28.125            1,750       $    5,250
       Front-Loaded Interest Reduction Bearer Bonds,
       Tranche A, 2.25%, 7/28/12 Put Opt.                               10/96       $28.75             1,750            4,375
       Interest Arrears Bonds, 6.688%, 7/28/11 Put Opt.                 10/96       $40.875            3,400                1
       Interest Arrears Bonds, 6.688%, 7/28/11 Put Opt.                 10/96       $41.375            3,400               13
       -----------------------------------------------------------------------------------------------------------------------
       Italy (Republic of) Treasury Bonds, Buoni del Tesoro
       Poliennali, 9.50%, 5/1/01 Put Opt.                               7/97         99.96 ITL         1,842           12,714
       -----------------------------------------------------------------------------------------------------------------------
       Swiss Franc Put Opt.                                             10/96         1.22 CHF     7,639,344          203,902
                                                                                                                  -----------
       Total Put Options Purchased (Cost $351,770)                                                                    226,255


                                                                                                    FACE
                                                                                                    AMOUNT(1)
===============================================================================================================================
REPURCHASE AGREEMENT--3.3%
-------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 5.62%, dated 9/30/96, to be repurchased at $3,500,546 on 10/1/96, collateralized by
       U.S. Treasury Bonds, 8.875%--11.125%, 8/15/03--8/15/17, with a value
       of $3,574,041 (Cost $3,500,000)                                                              $3,500,000        3,500,000

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $105,246,914)                                                           99.7%     107,270,820
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                            0.3          347,051
                                                                                                    ----------     ------------
NET ASSETS                                                                                               100.0%    $107,617,871
                                                                                                    ==========     ============


       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
       ARP --Argentine Peso                         IEP--Irish Punt
       AUD --Australian Dollar                      ITL--Italian Lira
       CAD --Canadian Dollar                        JPY--Japanese Yen
       CHF --Swiss Franc                            NLG--Netherlands Guilder
       CZK --Czech Koruna                           NOK--Norwegian Krone
       DEM--German Deutsche Mark                    PLZ--Polish Zloty
       DKK --Danish Krone                           PTE--Portuguese Escudo
       FIM --Finnish Markka                         SEK--Swedish Krona
       GBP --British Pound Sterling                 THB--Thai Baht
       IDR --Indonesian Rupiah

       2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
       3. Represents the current interest rate for a variable rate security.
       4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10  Oppenheimer International Bond Fund

       5. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                                   FACE SUBJECT         EXPIRATION     EXERCISE         PREMIUM     MARKET VALUE
                                                   TO CALL              DATE           PRICE            RECEIVED      SEE NOTE 1
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Banco Hipotecario Nacional
        (Argentina) Medium-Term Nts.,
        10.625%, 8/7/06                              600,000            8/00           $100.00          $ 5,520         $  9,600
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Front-Loaded Interest Reduction
        Bearer Bonds, Tranche A, 2.25%, 7/28/12    1,750,000            12/96            32.75           13,125           44,625
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Front-Loaded Interest Reduction
        Bearer Bonds, Tranche A, 2.25%, 7/28/12    1,750,000            12/96           32.125            9,975           47,250
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Interest Arrears Bonds, 6.688%, 7/28/11    3,400,000            11/96           45.375           22,100           39,100
        ------------------------------------------------------------------------------------------------------------------------
        Call Option on Bulgaria (Republic of)
        Interest Arrears Bonds, 6.688%, 7/28/11    3,400,000            11/96           45.188           22,100           42,500
                                                                                                        -------         --------
                                                                                                        $72,820         $183,075
                                                                                                        =======         ========


        6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,142,980 or 1.99% of the Fund's net assets, at September 30, 1996.
        7. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.
        8. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
        9. Represents the current interest rate for an increasing rate security.
        10. When-issued security to be delivered and settled after September 30, 1996.
        11. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
        12. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

        See accompanying Notes to Financial Statements.


11  Oppenheimer International Bond Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996



================================================================================================================================
ASSETS
        Investments, at value (cost $105,246,914)--see accompanying statement                                       $107,270,820
        ------------------------------------------------------------------------------------------------------------------------

        Cash                                                                                                             615,444
        ------------------------------------------------------------------------------------------------------------------------
        Unrealized appreciation on forward foreign currency
        exchange contracts--Note 5                                                                                        27,610
        ------------------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                               3,236,083
        Interest                                                                                                       2,585,546
        Shares of beneficial interest sold                                                                             1,312,326
        Closed forward foreign currency exchange contracts                                                               112,082
        ------------------------------------------------------------------------------------------------------------------------
        Deferred organization costs--Note 1                                                                               11,338
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                              1,862
                                                                                                                    ------------
        Total assets                                                                                                 115,173,111

================================================================================================================================
LIABILITIES
        Unrealized depreciation on forward foreign currency
        exchange contracts--Note 5                                                                                         8,744
        ------------------------------------------------------------------------------------------------------------------------
        Options written, at value (premiums received $72,820)--
        see accompanying statement--Note 6                                                                               183,075
        ------------------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased                                                                                          6,611,001
        Dividends                                                                                                        267,700
        Shares of beneficial interest redeemed                                                                           245,867
        Closed forward foreign currency exchange contracts                                                                85,378
        Distribution and service plan fees                                                                                51,307
        Transfer and shareholder servicing agent fees                                                                     11,276
        Other                                                                                                             90,892
                                                                                                                    ------------
        Total liabilities                                                                                              7,555,240

================================================================================================================================
NET ASSETS                                                                                                          $107,617,871
                                                                                                                    ============

================================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                             $104,210,304
        ------------------------------------------------------------------------------------------------------------------------
        Accumulated net realized gain on investments and
        foreign currency transactions                                                                                  1,480,266
        ------------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation of
        assets and liabilities denominated in foreign currencies                                                       1,927,301
                                                                                                                    ------------
        Net assets                                                                                                  $107,617,871
                                                                                                                    ============

================================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $52,128,047 and 9,494,568 shares of beneficial interest outstanding)                                            $5.49
        Maximum offering price per share (net asset value plus sales charge
        of 4.75% of offering price)                                                                                        $5.76

        ------------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $45,207,455 and 8,246,151 shares of beneficial interest outstanding)                                 $5.48

        ------------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $10,282,369 and 1,876,082 shares of beneficial interest outstanding)                                 $5.48

        See accompanying Notes to Financial Statements.


12  Oppenheimer International Bond Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

================================================================================================================================
INVESTMENT INCOME
        Interest (net of foreign withholding taxes of $5,130)                                                         $4,624,080


================================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                          311,128
        ------------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                           43,913
        Class B                                                                                                          178,039
        Class C                                                                                                           40,141
        ------------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                             78,316
        ------------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                               61,884
        ------------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                       57,326
        ------------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                                           15,821
        Class B                                                                                                           14,817
        Class C                                                                                                            3,412
        ------------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                           15,402
        ------------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses                                                                                        1,957
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                             11,068
                                                                                                                      ----------
        Total expenses                                                                                                   833,224
        Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                                                 (41,927)
                                                                                                                      ----------
        Net expenses                                                                                                     791,297

================================================================================================================================
NET INVESTMENT INCOME                                                                                                  3,832,783


================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
        Net realized gain (loss) on:
        Investments and options written (including premiums on options exercised)                                      1,466,199
        Closing and expiration of options written                                                                        102,322
        Foreign currency transactions                                                                                    (18,625)
                                                                                                                      ----------
        Net realized gain                                                                                              1,549,896

        ------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on:
        Investments                                                                                                    2,138,504
        Translation of assets and liabilities denominated in foreign currencies                                         (299,254)
                                                                                                                      ----------
        Net change                                                                                                     1,839,250
                                                                                                                      ----------
        Net realized and unrealized gain                                                                               3,389,146

================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $7,221,929
                                                                                                                      ==========


        See accompanying Notes to Financial Statements.


13  Oppenheimer International Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED        PERIOD ENDED
                                                                                                   SEPTEMBER 30,     SEPTEMBER 30,
                                                                                                   1996              1995(1)
===============================================================================================================================
OPERATIONS
       Net investment income                                                                       $  3,832,783      $  108,803
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                                       1,549,896            (189)
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                          1,839,250          88,051
                                                                                                   ------------      ----------
       Net increase in net assets resulting from operations                                           7,221,929         196,665

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                       (1,931,780)        (76,404)
       Class B                                                                                       (1,609,969)        (29,790)
       Class C                                                                                         (360,475)         (2,609)

===============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                                       46,551,563       3,923,812
       Class B                                                                                       40,565,844       3,212,495
       Class C                                                                                        9,758,157         198,433

===============================================================================================================================
NET ASSETS
       Total increase                                                                               100,195,269       7,422,602
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                            7,422,602              --
                                                                                                   ------------      ----------
       End of period                                                                               $107,617,871      $7,422,602
                                                                                                   ============      ==========


       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

       See accompanying Notes to Financial Statements.


14  Oppenheimer International Bond Fund

FINANCIAL HIGHLIGHTS

                                                CLASS A                     CLASS B                     CLASS C
                                                ------------------------    ------------------------    ------------------------
                                                YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                1996          1995(1)       1996        1995(1)         1996        1995(1)
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                                         $5.10         $5.00         $5.10       $5.00           $5.09       $5.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                               .52           .15           .48         .14             .48         .14
Net realized and unrealized gain                    .40           .10           .39         .10             .39         .09
                                                -------       -------       -------     -------         -------     -------
Total income from
investment operations                               .92           .25           .87         .24             .87         .23
-----------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from
net investment income                              (.53)         (.15)         (.49)       (.14)           (.48)       (.14)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $5.49         $5.10         $5.48       $5.10           $5.48       $5.09
                                                =======       =======       =======     =======         =======     =======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               18.82%         5.13%        17.71%       4.92%          17.92%       4.73%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $52,128        $3,984       $45,207      $3,238         $10,282       $201
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                  $19,817        $2,566       $17,891      $1,125          $4,039       $ 97
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              9.60%         9.94%(3)      8.81%       9.20%(3)        8.76%      9.36%(3)
Expenses, before voluntary
reimbursement by the Manager                       1.59%         1.59%(3)      2.36%       2.21%(3)        2.36%      2.26%(3)
Expenses, net of voluntary
reimbursement by the Manager                       1.49%         0.41%(3)      2.26%       0.89%(3)        2.25%      0.85%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                        273.3%        122.0%        273.3%      122.0%          273.3%     122.0%

       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.
       2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
       3. Annualized.
       4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $161,923,766 and $93,759,294, respectively.

       See accompanying Notes to Financial Statements.

15  Oppenheimer International Bond Fund

NOTES TO FINANCIAL STATEMENTS

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) primarily from foreign debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        -----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        -----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        -----------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        -----------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        -----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

16  Oppenheimer International Bond Fund

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        ORGANIZATION COSTS. The Manager advanced $14,488 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

        -----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                        During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $13,482. Accumulated net realized gain on investments was decreased by the same amount. In addition, to properly reflect foreign currency gain in the components of capital, $55,959 of foreign exchange gain determined accord- ing to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.

        -----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

==============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED SEPTEMBER 30, 1996              PERIOD ENDED SEPTEMBER 30, 1995(1)
                                                       -----------------------------              ----------------------------------
                                                       SHARES               AMOUNT                SHARES             AMOUNT
       ----------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                             9,721,751           $51,914,821             909,822          $4,576,888
       Dividends reinvested                               246,015             1,320,886               6,117              30,991
       Redeemed                                        (1,254,497)           (6,684,144)           (134,640)           (684,067)
                                                       ----------           -----------            --------          ----------
       Net increase                                     8,713,269           $46,551,563             781,299          $3,923,812
                                                       ==========           ===========            ========          ==========

       ----------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                             8,129,566           $43,322,204             633,620          $3,203,816
       Dividends reinvested                               172,750               925,063               4,019              20,381
       Redeemed                                          (691,490)           (3,681,423)             (2,314)            (11,702)
                                                       ----------           -----------            --------          ----------
       Net increase                                     7,610,826           $40,565,844             635,325          $3,212,495
                                                       ==========           ===========            ========          ==========

       ---------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                             1,915,475           $10,177,624              39,665          $  199,624
       Dividends reinvested                                35,740               192,431                 392               1,981
       Redeemed                                          (114,564)             (611,898)               (626)             (3,172)
                                                       ----------          ------------            --------          ----------
       Net increase                                     1,836,651          $  9,758,157              39,431          $  198,433
                                                       ==========          ============            ========          ==========



       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

17  Oppenheimer International Bond Fund

==============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At September 30, 1996, net unrealized appreciation on investments and options written of $1,913,651 was composed of gross appreciation of $2,723,838, and gross depreciation of $810,187.

==============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. Effective September 20, 1996, the Manager discontinued its voluntary undertaking to reimburse Fund expenses to the level needed to maintain a stable dividend.

                        For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $455,830, of which $126,085 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,115,490 and $77,326, of which $26,260 and $1,600, respectively, was paid to an affiliated broker/dealer. During the period ended September 30, 1996, OFDI received contingent deferred sales charges of $32,060 and $3,260, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $2,532 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                        The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI retained $168,499 and $36,849, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $1,331,917 for Class B and $119,763 for Class C.

18  Oppenheimer International Bond Fund

==============================================================================
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                        The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                        Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                        Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                        Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                            CONTRACT AMOUNT       VALUATION AS OF      UNREALIZED      UNREALIZED
        CONTRACTS TO PURCHASE          EXPIRATION DATE      (000S)                SEPTEMBER 30, 1996   APPRECIATION    DEPRECIATION
        ---------------------------------------------------------------------------------------------------------------------------
        Danish Krone (DKK)             10/2/96                 5,511 DKK          $  941,077            $    --              $1,212
        Italian Lira (ITL)             10/1/96                 3,854 ITL               2,532                  6                  --
        Japanese Yen (JPY)             10/2/96                60,030 JPY             538,990                 --               7,532
                                                                                  ----------            -------              ------
                                                                                  $1,482,599                  6               8,744
                                                                                  ==========            -------              ------

        Contracts to Sell
        ---------------------------------------------------------------------------------------------------------------------------
        Finnish Markka (FIM)           10/2/96--12/2/96       16,245 FIM          $3,562,197            $14,083              $   --
        Japanese Yen (JPY)             10/28/96               28,000 JPY             252,068              8,334                  --
        Swedish Krona (SEK)            11/1/96                 9,260 SEK           1,397,244              4,640                  --
        Swiss Franc (CHF)              1/3/97                  1,630 CHF           1,313,111                547                  --
                                                                                  ----------            -------              ------
                                                                                  $6,524,620             27,604                  --
                                                                                  ==========            -------              ------
        Total Unrealized Appreciation and Depreciation                                                  $27,610              $8,744
                                                                                                        =======              ======



19  Oppenheimer International Bond Fund

==============================================================================
6. OPTION ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the year ended September 30, 1996 was as follows:


                                                 CALL OPTIONS                                 PUT OPTIONS
                                                 ---------------------------------            -------------------------
                                                 NUMBER OF               AMOUNT OF            NUMBER OF       AMOUNT OF
                                                 OPTIONS                 PREMIUMS             OPTIONS         PREMIUMS
        ---------------------------------------------------------------------------------------------------------------

        Options outstanding at
        September 30, 1995                                 245          $    1,350                 --         $      --
        Options written                             13,149,735             200,591              1,575            54,483
        Options closed or expired                  (12,635,736)           (124,987)            (1,575)          (54,483)
        Options exercised                             (503,344)             (4,134)                --                --
                                                   -----------          ----------            -------         ---------
        Options outstanding at
        September 30, 1996                              10,900          $   72,820                 --         $      --
                                                   ===========          ==========            =======         =========




==============================================================================
7. ILLIQUID AND RESTRICTED
   SECURITIES

        At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $4,969,037, which represents 4.62% of the Fund's net assets.

20  Oppenheimer International Bond Fund

INDEPENDENT AUDITORS' REPORT

==============================================================================
        The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

21  Oppenheimer International Bond Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

==============================================================================
        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                        None of the dividends paid by the Fund during the fiscal year ended September 30, 1996 are eligible for the corporate dividend received deduction.

                       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.



SHAREHOLDER MEETING   (Unaudited)


==============================================================================
        On September 26, 1996, a special shareholder meeting was held at which the eleven Trustees identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1995 was ratified (Proposal No. 1), the approval of a new investment advisory agreement with OppenheimerFunds, Inc. (Proposal No. 2), the Fund's amended Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 3), the Fund's amended Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 4) and the Fund's amended Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 5). The following is a report of the votes cast:

        NOMINEE/PROPOSAL                    FOR                         AGAINST                WITHHELD/ABSTAIN    TOTAL
        ------------------------------------------------------------------------------------------------------------------------
        Robert G. Avis                      8,268,105.956               94,830.312                      --         8,362,936.268
        William A. Baker                    8,284,580.597               78,355.671                      --         8,362,936.268
        Charles Conrad, Jr.                 8,288,023.846               74,912.422                      --         8,362,936.268
        Jon S. Fossel                       8,287,101.937               75,834.331                      --         8,362,936.268
        Sam Freedman                        8,280,155.813               82,780.455                      --         8,362,936.268
        Raymond J. Kalinowski               8,287,005.853               75,930.415                      --         8,362,936.268
        C. Howard Kast                      8,281,408.293               81,527.975                      --         8,362,936.268
        Robert M. Kirchner                  8,286,171.994               76,764.274                      --         8,362,936.268
        Bridget A. Macaskill                8,287,466.702               75,469.566                      --         8,362,936.268
        Ned M. Steel                        8,284,676.127               78,260.141                      --         8,362,936.268
        James C. Swain                      8,267,184.047               95,752.221                      --         8,362,936.268

        ------------------------------------------------------------------------------------------------------------------------
        Proposal No. 1                      8,181,936.836               23,362.450             177,077.150         8,382,376.436
        Proposal No. 2                      7,970,833.153               22,855.799             388,687.484         8,382,376.436
        Proposal No. 3                      3,381,168.164               16,893.996             134,106.169         3,532,168.329
        Proposal No. 4                      3,606,436.610               48,770.655             285,833.731         3,941,040.996
        Proposal No. 5                        885,251.055                       --              23,916.056           909,167.111

22  Oppenheimer International Bond Fund

OPPENHEIMER INTERNATIONAL BOND FUND
A Series of Oppenheimer International Bond Fund

==============================================================================
OFFICERS AND TRUSTEES

        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Trustee and President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        Ashwin K. Vasan, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

==============================================================================
INVESTMENT ADVISER

        OppenheimerFunds, Inc.

==============================================================================
DISTRIBUTOR

        OppenheimerFunds Distributor, Inc.

==============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

        OppenheimerFunds Services

==============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

        The Bank of New York

==============================================================================
INDEPENDENT AUDITORS

        Deloitte & Touche LLP

==============================================================================
LEGAL COUNSEL

        Myer, Swanson, Adams & Wolf, P.C.

        This is a copy of a report to shareholders of Oppenheimer International Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Bond Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


23  Oppenheimer International Bond Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0880.001.0996       November 30, 1996

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OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

         And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

         When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

         For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

         You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

         So call us today--we're here to help.


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